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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) November 17, 1999

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                      CENTERSPAN COMMUNICATIONS CORPORATION

 Oregon                                  0-25520              93-1040330
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(State or other jurisdiction of        (Commission         (IRS Employer
 incorporation or organization)         File No.)           Identification No.)

 7175 N.W. Evergreen Parkway, #400                            97124
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(Address of principal executive offices)                    (Zip Code)

                                 (503) 615-3200
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              (Registrant's telephone number, including area code)


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              (Former name, former address and former fiscal year,
                         if changed since last report)

This Report consists of four (4) sequentially numbered pages.

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                                   Page 1 of 4

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


PricewaterhouseCoopers LLP ("PWC") was the Company's independent auditors for its fiscal year ended December 31, 1998. On November 17, 1999, with the approval of the Audit Committee of the Board of Directors, the Company dismissed PWC as its independent auditors. PWC's reports on the Company's financial statements for the last two fiscal years did not contain an adverse opinion or a disclaimer of opinion and the reports were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's last two fiscal years and during the current year through November 17, 1999, there have not been any disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PWC, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

     The Company has requested that PWC furnish it with a letter addressed to the Securities and Exchange Commission stating whether it concurs with the above statements. A copy of such letter, dated November 17, 1999, indicating PWC's concurrence with these statements, is filed as Exhibit 16 to this Form 8-K.

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                                   Page 2 of 4

     (b)  New Independent Accountants

          (i) The Company engaged KPMG LLP ("KPMG") as its new independent accountants as of November 17, 1999. During the two most recent fiscal years and through the date hereof, the Company has not consulted with KPMG on items which: (1) were or should have been subject to SAS 50; or (2) concerned the subject matter of a disagreement or reportable event with the former auditor (as described in Regulation S-B Item 304
          (a)(2)).

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS

     (c)  Exhibits

          16. Letter from PriceWaterhouseCoopers LLP re change in certifying accountant.

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                                   Page 3 of 4

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 17, 1999

                                       CENTERSPAN COMMUNICATIONS CORPORATION



                                       By MARK CONAN
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                                          Mark Conan
                                          Vice President of Finance,
                                          Administration, and CFO
                                          (Principal Financial and Accounting
                                          Officer)